UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2004

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

4800 Cox Road, Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (804) 747-9794

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release by Registrant on February 2, 2004 (furnished pursuant to Item 12).

Item 12. Results of Operations and Financial Condition.

On February 2, 2004, the Registrant issued a press release regarding its financial results for the fourth quarter ended December 31, 2003. The Registrant is furnishing this 8-K and the press release attached hereto pursuant to Item12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: February 2, 2004	By:	/s/ Grace R. den Hartog

	Name:	Grace R. den Hartog
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release by Registrant on February 2, 2004.